Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations Contact:	Media Relations Contact:
Joe Wilkinson	Patrick Smith
Deltek, Inc.	Deltek, Inc.
703.885.9423	703.885.9062
josephwilkinson@deltek.com	patricksmith@deltek.com

Deltek Reports Q1 Total Revenue of $80 Million, up 25% from Q1 2010

License Revenue of $14.6 Million, a 4% Increase from Prior Year

Product-Related Bookings of $16.9 million, up 34% from Prior Year

HERNDON, Va. – May 5, 2011 – Deltek, Inc. (Nasdaq: PROJ), the leading global provider of enterprise software and information solutions for professional services firms, government contractors, and government agencies, today announced financial results for the quarter ended March 31, 2011.

Q1 software revenue was $14.6 million, compared to $14.0 million in the first quarter of 2010, an increase of 4.0%. Product-related bookings were $16.9 million, a 34% increase from the first quarter of 2010. Product-related bookings reflect the total contract value of the company’s software products including both perpetual and term licenses sold during the quarter.

Subscription revenue, which consists of subscriptions to our information services products and includes software products sold on a subscription or term basis, was $7.0 million in Q1. Q1 of 2010 did not contain subscription revenues. Subscription revenue in Q1 was impacted by a purchase accounting write down of $1.7 million of deferred revenue associated with the acquisition of INPUT.

Maintenance revenue in the first quarter was $38.2 million, up from $32.6 million in the first quarter of 2010, an increase of 17.2%. Q1 maintenance revenue was impacted by a purchase accounting write down of $300,000 of deferred revenue associated with the acquisition of Maconomy. Consulting and other revenue for Q1 was $20.2 million, up 17.3% compared to $17.2 million in Q1 2010.

Total revenue for the first quarter of 2011 was $80.0 million, an increase of 25.3% from $63.8 million in 2010. Q1 total revenue was impacted by $2.0 million in deferred revenue write downs associated with the acquisitions of INPUT and Maconomy noted above.

Q1 GAAP operating loss was $7.1 million compared to GAAP operating income of $9.2 million in the prior-year period. Our GAAP results include the purchase accounting impacts and the costs associated with the Maconomy and INPUT acquisitions comprised of acquisition-related costs, restructuring charges and incremental intangible asset-related amortization expense. The total incremental effect of these items was $9.9 million. In addition, GAAP operating results were negatively affected by costs associated with the integrations of Maconomy and INPUT, an acceleration of our sales and marketing activities and product-related investments.

Q1 GAAP operating loss as a percentage of revenue was - 8.8%, reflecting acquisition and purchase accounting impacts. This compares to a GAAP operating margin of 14.4% in Q1 2010. The Q1 GAAP margin percentage was reduced by 12.4 percentage points as a result of the impacts of the Maconomy and INPUT acquisitions.

Non-GAAP operating income for the first quarter of 2011 was $6.3 million, compared to $13.8 million in Q1 2010. Non-GAAP operating income was negatively affected by the costs associated with the continuing integration and rationalization of our acquisitions.

Q1 Non-GAAP operating income as a percentage of revenue was 7.6%, compared to 21.6% in Q1 2010.

Q1 GAAP net loss was $6.6 million, or - $0.10 per diluted share, compared to net income of $4.2 million, or $0.06 per diluted share, in the first quarter of 2010.

Non-GAAP net income for the first quarter of 2011 was $1.6 million, or $0.02 per diluted share, compared to $6.9 million, or $0.11 per diluted share, in Q1 2010.

“Our Q1 results reflect our successful expansion into new verticals and geographies as well as continuing success selling solutions into existing market segments,” said Kevin Parker, president and CEO of Deltek. “We won key deals internationally, with over 30% of license revenue generated outside the U.S. Q1 product-related bookings were $16.9 million, an increase of 34% from a year ago, highlighting our increasing momentum in the marketplace.

“We are looking forward to a strong 2011 - with a growing international presence, an expanding solutions portfolio, new revenue streams and increasing margins. We’re already seeing positive results from these new opportunities, and we expect an acceleration of these trends in the coming quarters.”

Comparison of GAAP and Non GAAP Measurements:

Non-GAAP operating income and margin exclude the pre-tax impact of stock-based compensation, amortization of acquired intangible assets, purchase accounting impacts relating to acquisitions, acquisition-related costs and restructuring charges. Non-GAAP net income excludes the same items on a net-of-tax basis.

A reconciliation of GAAP to non-GAAP financial measures is provided in the tables at the end of this press release.

Recent Highlights

•

Deltek acquired FedSources and The Washington Management Group for $26 million in an all-cash transaction. This acquisition extends and accelerates Deltek’s unique portfolio of solutions that power the complete business lifecycle for government contractors – from business development and capture management to comprehensive financial and project management. The addition of these new capabilities to Deltek’s INPUT and GovWin information solutions delivers unmatched capabilities for finding, winning, and managing government business.

•

Deltek closed a number of significant deals both in North America and internationally with its Deltek Maconomy and Deltek People Planner solutions. Key new customers in North America include Stamats, a marketing and media firm; Boulay, Heutmaker, Zibell & Co, a leading independent accounting and financial consulting firm; and Orckestra, a Montreal-based information technology services provider. Internationally, Deltek signed strategic deals with COWI, one of the world’s largest consulting firms, and with Tauw, one of the largest consulting and engineering companies in Europe. Both companies will leverage Deltek solutions across multiple offices throughout Europe.

•

Deltek received the 2011 MarketTools Achievement in Customer Excellence (ACE) award. The MarketTools ACE Award certifies, acknowledges, and celebrates outstanding achievement in customer satisfaction, employee satisfaction, and/or partner satisfaction. Deltek has now won the ACE award for four consecutive years, demonstrating the company’s ongoing commitment to delivering outstanding customer support satisfaction.

•

Deltek announced the availability of Deltek Active Risk Manager (ARM), a new solution that improves project profitability for government contractors. Part of Deltek’s integrated governance, risk, and compliance solution set, Deltek ARM is a web-based enterprise risk management solution that helps improve project profitability and reduces unwanted surprises by centralizing the management of project scope, schedule and cost risks into one solution.

•

Deltek released an enhanced version of Deltek Maconomy Analytix, an innovative business intelligence solution for professional services firms. This new solution, seamlessly integrated to the Deltek Maconomy ERP solution, turns business data into knowledge and leads to more effective decision-making by uniquely combining business reporting, ad hoc query, and deep analysis capabilities into one world-class business intelligence solution.

•

Deltek opened a new office in Diegem, Belgium to serve its growing customer base in the Belgian and Luxembourg markets. This new office is part of Deltek’s strategy to further expand in Europe, a key growth market for the company.

Conference Call Information

Deltek will host a conference call at 5:00 p.m. Eastern Time today to discuss the Company’s first quarter results. The dial-in number for the conference call is 1-877-381-6419 in North America and 1-706-643-9496 outside North America. No password is required to join the call. The conference call also can be accessed through the Investor Relations section of Deltek’s website (http://investor.deltek.com). Those unable to participate in the live call may hear a replay through May 12, 2011 by dialing 1-800-642-1687 in North America and 1-706-645-9291 outside North America (passcode: 60655780). The replay also will be available through May 12, 2011 on Deltek’s website.

About Deltek

Deltek (Nasdaq: PROJ) is the leading global provider of enterprise software and information solutions for professional services firms, government contractors, and government agencies. For decades, we have delivered actionable insight that empowers our customers to unlock their business potential. Over 14,500 organizations and 1.8 million users in approximately 80 countries around the world rely on Deltek to research and identify opportunities, win new business, optimize resources, streamline operations, and deliver more profitable projects. Deltek – Know more. Do more.® www.deltek.com

Use of Non-GAAP Financial Measures

This press release and the related conference call described above contain certain non-GAAP financial measures, including non-GAAP net income, non-GAAP operating income and margin and adjusted EBITDA. The Company defines non-GAAP net income as GAAP net (loss) income before the net-of-tax impact of stock-based compensation, amortization of acquired intangible assets, purchase accounting impacts relating to acquisitions, acquisition-related costs and restructuring charges. Non-GAAP operating income and margin are defined as GAAP operating (loss) income before the pre-tax impact of stock-based compensation, amortization of acquired intangible assets, purchase accounting impacts relating to acquisitions, acquisition-related costs and restructuring charges. Adjusted EBITDA is defined as GAAP net (loss) income before interest expense (net of interest income), provision for income taxes, depreciation, stock-based compensation, amortization, purchase accounting impacts relating to acquisitions, acquisition-related costs and restructuring charges.

The Company believes that the presentation of these measures provides useful information to its investors and lenders because these measures allow for more accurate comparisons of results from period-to-period, enhance the overall understanding of the Company’s performance and provide greater insight into the prospects for the Company’s ongoing business operations. Moreover, the Company also believes it is appropriate to exclude costs associated with restructuring charges because these charges are excluded from management’s assessment of the Company’s operating performance and are not related to the Company’s ongoing business operations. In addition, the Company excludes the items from EBITDA described above in its calculations to determine compliance with its debt covenants and to assess its ability to borrow additional funds to finance or expand its operations.

The Company believes that by reporting these measures, it provides insight and consistency in its financial reporting and presents a basis for comparison of its business operations between current, past and future periods. In addition, the measures provide a basis for the Company to compare its financial results to those of other comparable publicly traded companies and are used by its management team to plan and forecast its business.

Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance which are prepared in accordance with U.S. GAAP and may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review the reconciliations of our GAAP to non-GAAP net income and adjusted EBITDA, which are set forth below.

Forward-Looking Statements

This press release and related conference call contain forward-looking statements that involve substantial risks and uncertainties. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “would” or similar words. You should consider these statements carefully because they discuss our plans, targets, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There will be events in the future, however, that we are not able to predict accurately or control. Our actual results may differ materially from the expectations we describe in our forward-looking statements. Factors or events that could cause our actual results to materially differ may emerge from time to time, and it is not possible for us to accurately predict all of them. Before you invest in our common stock, you should be aware that the occurrence of any such event or of any of the additional events described as risk factors in the Company’s filings with the Securities and Exchange Commission could have a material adverse effect on our business, results of operation and financial position. Any forward-looking statement made by us in this press release or related conference call speaks only as of the date on which we make it. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

DELTEK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2011	2010
REVENUES:
Software license fees	$14,560	$14,004
Subscription and recurring revenues	7,030	—
Maintenance and support services	38,173	32,571
Consulting services and other revenues	20,215	17,229

Total revenues	79,978	63,804

COST OF REVENUES:
Cost of software license fees	1,701	924
Cost of subscription and recurring revenues	3,974	96
Cost of maintenance and support services	6,980	6,114
Cost of consulting services and other revenues	17,722	14,583

Total cost of revenues	30,377	21,717

GROSS PROFIT	49,601	42,087

Research and development	17,561	11,103
Sales and marketing	22,242	11,041
General and administrative	13,659	9,753
Restructuring charge	3,205	973

Total operating expenses	56,667	32,870

(LOSS) INCOME FROM OPERATIONS	(7,066)	9,217
Interest income	33	12
Interest expense	(2,985)	(2,706)
Other (expense) income, net	(265)	49

(LOSS) INCOME BEFORE INCOME TAXES	(10,283)	6,572
Income tax (benefit) expense	(3,732)	2,406

NET (LOSS) INCOME	$(6,551)	$4,166

(LOSS) EARNINGS PER SHARE
Basic	$(0.10)	$0.06

Diluted	$(0.10)	$0.06

COMMON SHARES AND EQUIVALENTS OUTSTANDING
Basic weighted average shares	65,343	64,440

Diluted weighted average shares	65,343	65,717

DELTEK, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

(unaudited)

	March 31, 2011	December 31, 2010

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$69,859	$76,619
Accounts receivable, net of allowance of $1,557 and $1,600 at March 31, 2011 and December 31, 2010, respectively	56,404	57,915
Deferred income taxes	2,633	4,405
Prepaid expenses and other current assets	12,113	8,799
Income taxes receivable	2,001	2,475

TOTAL CURRENT ASSETS	143,010	150,213

PROPERTY AND EQUIPMENT, NET	12,886	12,916
CAPITALIZED SOFTWARE DEVELOPMENT COSTS, NET	208	265
LONG-TERM DEFERRED INCOME TAXES	7,647	4,214
INTANGIBLE ASSETS, NET	72,681	69,083
GOODWILL	176,605	150,899
OTHER ASSETS	4,450	4,525

TOTAL ASSETS	$417,487	$392,115

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$1,659	$1,659
Accounts payable and accrued expenses	48,694	46,343
Deferred revenues	108,770	87,888

TOTAL CURRENT LIABILITIES	159,123	135,890

LONG-TERM DEBT	195,482	195,897
OTHER TAX LIABILITIES	2,709	2,553
OTHER LONG-TERM LIABILITIES	8,792	6,389

TOTAL LIABILITIES	366,106	340,729

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Preferred stock, $0.001 par value—authorized, 5,000,000 shares; none issued or outstanding at March 31, 2011 and December 31, 2010	—	—
Common stock, $0.001 par value—authorized, 200,000,000 shares; issued and outstanding, 69,391,202 and 68,794,774 shares at March 31, 2011 and December 31, 2010, respectively	69	69
Class A common stock, $0.001 par value—authorized, 100 shares; issued and outstanding, 100 shares at March 31, 2011 and December 31, 2010	—	—
Additional paid-in capital	264,469	261,837
Accumulated deficit	(219,982)	(213,431)
Accumulated other comprehensive income	6,825	2,911

TOTAL STOCKHOLDERS’ EQUITY	51,381	51,386

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$417,487	$392,115

DELTEK, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(6,551)	$4,166
Adjustments:
Provision for doubtful accounts	314	382
Depreciation and amortization	6,315	2,255
Amortization of debt issuance costs and original issue discount	232	322
Stock-based compensation expense	3,386	2,608
Employee stock purchase plan expense	51	62
Restructuring charge, net	2,254	479
Loss on disposal of fixed assets	12	3
Other noncash activity	74	—
Deferred income taxes	(5,097)	1,627

Change in assets and liabilities, net of effects from acquisitions:
Accounts receivable, net	3,413	2,981
Prepaid expenses and other assets	(3,282)	442
Accounts payable and accrued expenses	6	(1,263)
Income taxes receivable/payable	892	(687)
Excess tax benefit from stock awards	(208)	(451)
Other tax liabilities	156	24
Other long-term liabilities	770	(230)
Deferred revenues	17,833	6,949

Net Cash Provided by Operating Activities	20,570	19,669

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of WMG, Inc., net of cash acquired	(25,664)	—
Acquisition of Maconomy A/S	(168)	—
Acquisition of assets of S.I.R.A., Inc., net of cash acquired	—	(6,109)
Purchase of property and equipment	(1,841)	(499)

Net Cash Used in Investing Activities	(27,673)	(6,608)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	94	391
Excess tax benefit from stock awards	208	451
Proceeds from issuance of stock under employee stock purchase plan	358	413
Shares withheld for minimum tax withholding on vested restricted stock awards	(1,050)	(661)
Repayment of debt	(516)	(27,015)

Net Cash Used in Financing Activities	(906)	(26,421)

IMPACT OF FOREIGN EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	1,249	(24)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(6,760)	(13,384)

CASH AND CASH EQUIVALENTS—Beginning of period	76,619	132,636

CASH AND CASH EQUIVALENTS—End of period	$69,859	$119,252

DELTEK, INC.

RECONCILIATION OF GAAP NET (LOSS) INCOME TO NON-GAAP NET INCOME

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2011	2010

Net (Loss) Income (GAAP Basis)	$(6,551)	$4,166
Income Tax (Benefit) Expense	(3,732)	2,406

Pre-Tax (Loss) Income, (GAAP Basis)	$(10,283)	$6,572

Adjustments:
Amortization of Acquired Intangibles	4,377	904
Stock-based Compensation	3,437	2,670
Restructuring Charge (Including Stock-based Compensation of $313)	3,205	973
Net Impact of Acquisition-Related Deferred Revenue before Fair Value Adjustment	1,965	—
Acquisition-Related Costs	702	—
Net Impact of Acquisition-Related Deferred Commissions before Fair Value Adjustment	(369)	—

Adjusted Pre-Tax Income	3,034	11,119

Less: Adjusted Income Tax Expense	1,408	4,198

Non-GAAP Net Income	$1,626	$6,921

Non-GAAP Earnings Per Share (diluted)	$0.02	$0.11

Weighted Average Shares	66,508	65,717

RECONCILIATION OF GAAP OPERATING (LOSS) INCOME AND OPERATING (DEFICIT) MARGIN TO

NON-GAAP OPERATING INCOME AND OPERATING MARGIN

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2011		2010

Operating (Loss) Income and (Deficit) Margin - GAAP	$(7,066)	-9%	$9,217	14%
Amortization of Acquired Intangibles	4,377		904
Stock-based Compensation	3,437		2,670
Restructuring Charge (Including Stock-based Compensation of $313)	3,205		973
Net impact of Acquisition-Related Deferred Revenue before Fair Value Adjustment	1,965		—
Acquisition-Related Costs	702		—
Net Impact of Acquisition-Related Deferred Commissions before Fair Value Adjustment	(369)		—

Operating Income and Margin - Non-GAAP	$6,251	8%	$13,764	22%

Total Revenues	$79,978		$63,804

Total Revenues (Non-GAAP)	$81,943		$63,804

RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2011	2010

Net (Loss) Income (GAAP Basis)	$(6,551)	$4,166
Amortization	4,434	1,015
Income Tax (Benefit) Expense	(3,732)	2,406
Stock-based Compensation	3,437	2,670
Restructuring Charge (Including Stock-based Compensation of $313)	3,205	973
Interest Expense, net	2,952	2,694
Net Impact of Acquisition-Related Deferred Revenue before Fair Value Adjustment	1,965	—
Depreciation	1,881	1,240
Acquisition-Related Costs	702	—
Net Impact of Acquisition-Related Deferred Commissions before Fair Value Adjustment	(369)	—

Adjusted EBITDA	$7,924	$15,164

REVENUES

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2011	2010

Total Revenues (GAAP)	$79,978	$63,804
Net Impact of Maconomy Acquisition-Related Deferred Revenue before Fair Value Adjustment	296	—
Net Impact of INPUT Acquisition-Related Deferred Revenue before Fair Value Adjustment	1,669	—

Total Revenues (Non-GAAP)	$81,943	$63,804

STOCK-BASED COMPENSATION EXPENSE

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2011	2010

Cost of Software License Fees	$4	$—
Cost of Subscription and Recurring Revenues	47	—
Cost of Maintenance and Support Services	272	210
Cost of Consulting Services and Other Revenues	439	165
Research and Development	728	567
Sales and Marketing	806	681
General and Administrative	1,141	1,047
Restructuring Charge	313	—

Total	$3,750	$2,670

AMORTIZATION OF ACQUIRED INTANGIBLE ASSETS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2011	2010

Cost of Software License Fees	$906	$140
Cost of Subscription and Recurring Revenues	965	—
Cost of Consulting Services and Other Revenues	20	35
Sales and Marketing	2,483	726
General and Administrative	3	3

Total	$4,377	$904

AMORTIZATION AND DEPRECIATION EXPENSES

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2011	2010

Cost of Software License Fees	$968	$254
Cost of Subscription and Recurring Revenues	980	—
Cost of Maintenance and Support Services	380	237
Cost of Consulting Services and Other Revenues	279	408
Research and Development	508	303
Sales and Marketing	2,870	866
General and Administrative	330	187

Total	$6,315	$2,255